                             RESOURCE AMERICA, INC.

                            12% Senior Notes Due 2004

No____________                                                     $___________
                                                         CUSIP No. ____________

         Resource America, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any Successor Company under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ___________ Dollars on ______________, 2004, and to pay interest thereon from July 22, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year, commencing February 1, 1998, at the rate of 12% per annum, plus Additional Interest, if any, until the principal hereof is paid or made available for payment, and at the rate of 1% over the rate set forth above per annum on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Senior Note (or one or more Predecessor Senior Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest (including any Additional Interest) not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Senior Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Senior Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         The principal of, and premium, if any, and interest including Additional Interest, if any, on the Senior Notes shall be payable at the principal office of the Company in Philadelphia, Pennsylvania or at the office of the Paying Agent as may be established by the Company and the Trustee (herein called the "Place of Payment"; initially the Place of Payment shall be the principal corporate trust office of the Trustee in New York, New York). All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made (subject to collection) by check mailed to the address of the Person entitled thereto at such address as shall appear on the Note Register or by wire transfer in immediately available funds to the accounts designated by the Person entitled thereto in writing in form satisfactory to the Trustee at least fifteen
(15) days prior to the date of such payment.

         Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                                RESOURCE AMERICA, INC.



                                                By:____________________________

Attest:



____________________________

                         Form of Reverse of Senior Note.

         This Senior Note is one of a duly authorized issue of the Company (herein called the "Senior Notes"), issued under an Indenture, dated as of July 22, 1997 (herein called the "Indenture"), between the Company and The
Bank of New York as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered. This Senior Note is one of the Senior Notes designated on the face hereof, limited in aggregate principal amount up to $75,000,000.

         The Senior Notes may not be redeemed prior to August 1, 2002 except as set forth herein. On or after such date, the Senior Notes may be redeemed upon not less than 30 days' and not more than 60 days' notice by mail, at any time on or after August 1, 2002, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning August 1, of the years indicated,

                                                    Redemption
                          Year                         Price
                          ----                      -----------

                           2002                        106%
                           2003                        103%

together in the case of any such redemption with accrued and unpaid interest (including any Additional Interest) to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Senior Notes, or one or more Predecessor Senior Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

         In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         Upon a Change of Control Event, the Holder of this Senior Note will have the right to cause the Company to repurchase all or any part of this Senior Note at a repurchase price equal to 101% of the principal amount of this Senior Note plus accrued interest (including any Additional Interest) to the date of purchase (subject to the right of the Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date) as provided in, and subject to the terms of, the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Senior Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Senior Note.

         If an Event of Default with respect to Senior Notes shall occur and be continuing, the principal of the Senior Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Senior Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Senior Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Senior Notes at the time Outstanding, on behalf of the Holders of all Senior Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Senior Note and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

         No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest (including any Additional Interest) on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Senior Note Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest (including any Additional Interest) on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Senior Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Indenture and the Senior Notes will be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required.